UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2005 (March 28, 2005)

NATIONWIDE LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	2-64559	31-4156830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On March 1, 2005, Nationwide Financial Services, Inc. (NFS) and Nationwide Life Insurance Company (NLIC), which is a wholly-owned subsidiary of NFS, each filed its Annual Report on Form 10-K (Form 10-K) for the year ended December 31, 2004.

In Part III, Item 14 (Principal Accounting Fees and Services) of its Form 10-K, NFS incorporated by reference to the NFS Proxy Statement for the 2005 Annual Meeting of Shareholders, dated March 28, 2005, the information required by this item for NFS and its subsidiaries. In Part III, Item 14 of its Form 10-K, NLIC disclosed 2004 audit fees of $5,140,900 and total accounting fees of $6,259,158 for NFS and its subsidiaries.

Subsequent to March 1, 2005, NFS was billed an additional $450,000 in audit fees. Thus, the actual fees for services rendered in 2004, as are disclosed in the NFS Proxy Statement for the 2005 Annual Meeting of Shareholders, were audit fees of $5,590,900 and total accounting fees of $6,709,158 for NFS and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE LIFE INSURANCE COMPANY
(Registrant)

Date: March 28, 2005	/s/ M. Eileen Kennedy
M. Eileen Kennedy Senior Vice President — Chief Financial Officer